NATIONWIDE MUTUAL FUNDS

Nationwide Bond Index Fund

Supplement dated January 9, 2026

to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The Nationwide Bond Index Fund (the “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the Bloomberg U.S. Aggregate Bond Index (the “Index”) even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment grade, debt securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Some of these securities may be purchased with delayed delivery. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other debt securities that are included in or correlated with the Aggregate Bond Index. The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. In addition, the Fund may have a higher portfolio turnover rate than that of other “index” funds.

The Fund intends to be diversified in approximately the same proportion as the Aggregate Bond Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index.

2.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is amended to include the following:

Nondiversified fund risk – in seeking to track the Aggregate Bond Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the Aggregate Bond Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

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